UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – November 15, 2007

MTM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

New York	0-22122	13-3354896
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 High Ridge Road, Stamford, CT	06905
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code –	203-975-3700

N/A
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Comment

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our,” “our company,” and “MTM” refer to MTM Technologies, Inc. (formerly, Micros-to-Mainframes, Inc.) and, unless the context indicates otherwise, our subsidiaries on a consolidated basis.

ITEM 4.01   CHANGES IN REGISTRANT’S CERTIFYING

On November 15, 2007, we were notified that the partners of Goldstein Golub Kessler LLP (“GGK”) became partners of McGladrey & Pullen, LLP in a limited asset purchase agreement.  As such, GGK resigned as our independent registered public accounting firm effective as of November 15, 2007 and McGladrey & Pullen, LLP was appointed by our audit committee as our new independent registered public accounting firm effective as of November 15, 2007.

A copy of the letter dated November 15, 2007 from GGK to the Company notifying the Company of the change is filed as Exhibit 16.1 to this Form 8-K.

The audit reports of GGK on the consolidated financial statements of the Company as of and for the years ended March 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years ended March 31, 2007 and 2006 and through September 30, 2007, the Company did not consult with McGladrey & Pullen, LLP on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's financial statements, and McGladrey & Pullen, LLP did not provide either a written report or oral advice to the Company that McGladrey & Pullen, LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K.

In connection with the audits of the Company's consolidated financial statements for each of the fiscal years ended March 31, 2007 and 2006 and through the date of this Current Report, there were: (i) no disagreements between the Company and GGK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of the disagreement in their reports on the Company's financial statements for such years.

The Company has provided GGK a copy of the disclosures in this Form 8-K and has requested that GGK furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not GGK agrees with the Company’s statements in this Item 4.01. A copy of the letter dated November 15, 2007 furnished by GGK in response to that request is filed as Exhibit 16.2 to this Form 8-K.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS

9.01           Financial Statements and Exhibits

 (c)           Exhibits

Exhibit 16.1	Letter from Goldstein Golub Kessler LLP dated November 15, 2007

Exhibit 16.2	Letter from Goldstein Golub Kessler LLP dated November 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTM TECHNOLOGIES, INC. (Registrant)
Date: November 15, 2007	By:	J.W. Braukman III
Senior Vice President and Chief Financial Officer